                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      The Finance Company of Pennsylvania
                      -----------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                     -------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
                                                           ---------------------
         3)  Filing Party:
                           -----------------------------------------------------
         4)  Date Filed:
                         -------------------------------------------------------

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 2005

                      ------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Friday, April 29, 2005 at 11:00 A.M., Local Time, for the following purposes:

     Proposal 1. To elect a director to hold office for a term of three years and until his successor is duly elected and qualified.

     Proposal 2. To approve a new investment advisory agreement between the
                 Company and Cooke & Bieler, L.P.

     Proposal 3. To approve an investment advisory agreement between the Company and Schroder Investment Management North America Inc.

     Proposal 4. To transact such other business as may properly come before the
                 Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on March 18, 2005, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

                                   By order of the Board of Directors,

                                                  DORANNE H. CASE
                                           Assistant Secretary/Treasurer
Dated: April 11, 2005

                      ------------------------------------

     If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                                PROXY STATEMENT

                                    FOR THE

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 29, 2005

                      ------------------------------------

                                  INTRODUCTION

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of your Company for use at its Annual Meeting of Stockholders. The Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on April 29, 2005 at 11:00 a.m., Local Time. We first sent this Statement and the enclosed form of Proxy to shareholders on or about April 11, 2005.

     Annual Report. We will furnish, without charge, a copy of the Company's most recent annual report to any stockholder upon written request to Doranne H. Case at the Company's address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. IF YOU GIVE NO INSTRUCTION ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against certain proposals generally as determined under the rules of the New York Stock Exchange. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" a director nominee or proposal. A "withheld" vote is the equivalent of an abstention.

     Revocation. You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting or by the execution of a later-dated Proxy.

     Cumulative Voting. As of March 18, 2005, the Company had outstanding 48,842 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder's total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words "cumulate for" followed by the name of the nominee or nominees selected on the line provided under Proposal 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

     Record Date. The close of business on March 18, 2005 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

     Required Vote. To approve Proposal 1, a majority vote of the shares of the Company represented at the meeting, in person or by proxy, is required to elect a nominee a Director of the Company. To approve Proposals 2 and 3, a "vote of the majority of the outstanding voting securities" of the Company is required. A "vote of the majority of the outstanding voting securities" is defined under the Investment company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting shares of the Company entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Company entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Company entitled to vote thereon.

     Any stockholder wishing to present a proposal, including a nomination of a director, to the Company's Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Meeting of Stockholders on April 19, 2006, must submit the proposal to the Company, at Public Ledger Building, Suite 630, 150 South Independence the Mall West, Philadelphia, Pennsylvania 19106. The Company must receive the proposal by November 4, 2005.

     Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention of such Director or the Board at the Company's address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

                        PROPOSAL 1: ELECTION OF DIRECTOR

     The Board is divided into three classes whose members respectively hold office for terms of three years. Two of the classes have two members and the other has one member. The terms of the members of one class expire each year. A class with one member is standing for election at the 2005 Annual Meeting. The board of directors recommends the reelection of Charles E. Mather III for a three year term ending 2008.

     It is the intention of the persons named in the enclosed Proxy to vote as directed by stockholders for the election of Mr. Mather, who has consented to serve if elected. Should he become unable to accept nomination or election (which the management does not expect), it is the intention of the persons named as proxies in the enclosed Proxy to vote for the election of such other person as the management may recommend. Information regarding Mr. Mather and the other directors (including those who are executive officers of the Company) follows:

                                                                                                    NUMBER OF
                            EXPIRATION                                                            PORTFOLIOS IN
                            OF TERM OF                                                                FUND
     NAME ADDRESS(1),       OFFICE AND                                                               COMPLEX
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS HELD    OVERSEEN BY
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             BY DIRECTOR            DIRECTOR
INTERESTED DIRECTORS(2)
--------------------------

Charles E. Mather III.....    2005        President and Director of   Director of Penn                  1
Director and President      24 years      Mather & Co. (insurance     Series Funds, Inc., a
Age: 70                                   brokers), with which he     registered investment
                                          has been associated for     company consisting of 16
                                          more than five years        portfolios.

Herbert S. Riband, Jr.....    2007        Of counsel to the law firm  None                              1
Director and Treasurer      11 years      of Saul, Ewing LLP
Age: 68
NON-INTERESTED DIRECTORS
--------------------------

Jonathan D. Scott.........    2006        Partner, Veritable, L.P.    Director of Pennsylvania          1
Director                    15 years      (investment consulting      Warehousing and Safe
Age: 52                                   firm)                       Deposit Company
                                          (Formerly Senior Vice
                                          President, PNC Bank Corp.)

                                                                                                    NUMBER OF
                            EXPIRATION                                                            PORTFOLIOS IN
                            OF TERM OF                                                                FUND
     NAME ADDRESS(1),       OFFICE AND                                                               COMPLEX
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)     OTHER DIRECTORSHIPS HELD    OVERSEEN BY
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             BY DIRECTOR            DIRECTOR
Shaun F. O'Malley.........    2006        Retired (Formerly Chair-    Director of The Philadel-         1
Director                     9 years      man, Price Waterhouse       phia Contributionship,
Age: 69                                   World Organization)         Horace Mann Educators
                                                                      Corp., Federal Home Loan
                                                                      Mortgage Corp., and Regu-
                                                                      lus Group LLC
Peter Bedell..............    2007        Chairman Emeritus, Walnut   None                              1
Director                     1 year       Asset Management (invest-
Age: 67                                   ment adviser) and Ruther-
                                          ford Brown & Catherwood,
                                          LLC (private investment
                                          firm and broker dealer)
                                          with which he has been
                                          associated for more than
                                          five years

------------------------
    1. The address of all Directors is Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, PA 19106.

    2. The interested directors are classified as such because they are executive officers of the Company.

                                                              DOLLAR RANGE
                                                               OF SHARES
                                                              BENEFICIALLY
                     NAME AND POSITION                         OWNED(1,2)
INTERESTED DIRECTORS
Charles E. Mather III                                           Over100,000
Director and President                                          $
Herbert S. Riband, Jr.                                          $10,001-
Director and Treasurer                                            50,000
NON-INTERESTED DIRECTORS
Jonathan D. Scott                                                   None
Director
Shaun F. O'Malley                                               $10,001-
Director                                                          50,000
Peter Bedell                                                    $10,001-
Director                                                          50,000

------------------------
    1. For purposes of this Proxy Statement beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

    2. As of December 31, 2004.

     During 2004, all directors attended more than 75 percent of the eleven meetings of the Board, and all Directors attended last year's annual meeting. The Company does not have a policy with respect to the Director's attendance at annual meetings, but as a matter of practice all of the Directors attend the annual meeting.

     The Board has two standing committees: Executive Committee and Audit Committee. The Executive Committee, composed of Messrs. Mather and Riband, meets only under unusual circumstances when the full Board cannot meet, and its authority is thereby limited. The Audit Committee is currently composed of Messrs. Scott, Bedell and O'Malley, each a non-interested director of the Company. This Committee is responsible principally for recommending the Company's independent accountants, reviewing the adequacy of the Company's internal accounting controls and reviewing auditing fees. This Committee also is responsible for nominating each year the officers and directors of the Company. This Committee's charter was included in the Company's 2004 Proxy Statement. During the fiscal year ended December 31, 2004, the Executive Committee met once and the Audit Committee met three times. All members of the committees attended each meeting.

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and officers of the Company as a group, as of February 25, 2005:

                                                  SHARES
          TITLE OF CLASS                    BENEFICIALLY OWNED                   PERCENT OF CLASS
              Common                                150                                0.3%

                                  REMUNERATION

     The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (7 persons) during the year was $189,200, including $53,025 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather's employer, Mather & Co., for an annual rent of $6,800. The Board, with Mr. Mather abstaining, approved such rental payments as being in the Company's best interests.

     The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2004 is set forth in the table below. None of the Company's directors is a director of any other investment company in a "fund complex" with the Company (that is, an investment company that receives investment advisory services from the Company's investment adviser or any affiliated person of the Company's investment adviser, and holds itself out to investors as related to the Company). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

                                                              AGGREGATE COMPENSATION
                     NAME AND POSITION                           FROM THE COMPANY
INTERESTED DIRECTORS
Charles E. Mather III                                                $73,575*
Director and President
Herbert S. Riband, Jr.                                               $14,000
Director and Treasurer
NON-INTERESTED DIRECTORS
Jonathan D. Scott                                                    $11,025
Director
Shaun F. O'Malley                                                    $14,700
Director
Peter Bedell                                                         $10,325
Director

------------------------
    * Mr. Mather receives no compensation for serving as director of the Company.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE NOMINEE LISTED UNDER PROPOSAL 1.

           PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
                  BETWEEN THE COMPANY AND COOKE & BIELER, L.P.

     Introduction. Cooke and Bieler, L.P. ("C&B") currently serves as an investment adviser (without investment discretion) to the Company pursuant to an investment advisory agreement between the Company and C&B, dated July 19, 2001 (the "Current Agreement"), which was approved by the Company's shareholders at the Company's annual shareholder meeting on July 19, 2001. At that time, shareholders were asked to approve the Current Agreement as a result of the sale of the business of C&B, which automatically terminated the previous investment advisory agreement between C&B and the Company in accordance with its terms. C&B has been the investment adviser to the Company for approximately 37 years. The Current Agreement was most recently renewed by the Company's Board of Directors for a one-year period ending April 30, 2005 at its February 2004 Board meeting.

     In response to recent regulatory and compliance initiatives promulgated by the Securities and Exchange Commission over the past year, the Company has engaged in a comprehensive review of all material aspects of the Company's operations; including the Company's current investment advisory agreement. As a result of its review, the Company's Board of Directors determined that the Current Agreement should be amended for the purpose of modernizing the form of the agreement and to include additional provisions in the agreement that are customarily included in investment advisory agreements between registered investment companies and their investment advisers, but which are not included in the Current Agreement. Accordingly, at the Board of Directors meeting on March 16, 2005, the Board considered the approval of a new investment advisory agreement between the Company and C&B (the "New Agreement"). Based on the information it received at the meeting, the Board of Directors considered and approved the New Agreement (which is attached hereto as Exhibit A), subject to its further approval by the Company's shareholders. AFTER CAREFUL CONSIDERATION, THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board's Consideration of the New Agreement" for a discussion of the Board's considerations in making its recommendation.

     Information About the Adviser. C&B is a Pennsylvania limited partnership with its principal place of business at 1700 Market Street Suite 3222, Philadelphia, PA 19103. The general partner of C&B is CBGP, LLC, a Pennsylvania limited liability company, the managers of which are Kermit Eck, John P. McNiff and Michael M. Meyer, each of whom is a limited partner of C&B. The sole member of CBGP, LLC is C&B Partner, L.P., which also is a limited partner of C&B. John
P. McNiff is the general partner of C&B Partner, L.P.

     The name and principal occupation of the principal executive officers of C&B are listed below:

      NAME           PRINCIPAL OCCUPATION
Kermit Eck         Partner
Michael M. Meyer   Partner
John J.            Partner
  Medveckis
James R. Norris    Partner
Richard J.         Partner
  O'Neil
Mehul Trivedi      Partner
Samuel H. Ballam   Partner
Bruce A. Smith     Partner
Linda A. Perna     Chief Compliance Officer

     The address for each of the above individuals is 1700 Market Street Suite 3222, Philadelphia, PA 19103.

     Investment Advisory Fees. For the fiscal years ended December 31, 2002, 2003 and 2004, the Company paid C&B a fee of $93,376, $91,434 and $104,625 for advisory services rendered to the Company.

     Other Mutual Funds with Similar Investment Objectives. C&B does not serve as investment adviser to any mutual fund that has investment objectives similar to those of the Company.

     Description of the Material Terms of the New Agreement. The New Agreement is attached to this proxy statement as Exhibit A. The description of the New Agreement in this proxy statement is qualified in its entirety by reference to Exhibit A.

     Investment Advisory Services. C&B is responsible for providing the following investment advisory services for the portion of the Company's assets entrusted to C&B under the New Agreement: (i) regularly provide the Company investment research, advice and supervision and continuously furnish recommendations to the Company's Board of Directors for an investment program for the assets; (ii) recommend to the Board, from time to time, what securities shall be purchased, what securities shall be held or sold and what portion of the assets shall be held as cash; (iii) arrange for the placing of all orders for the purchase and sale of securities for the Company's account with brokers or dealers selected by C&B; (iv) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (v) provide the Company with records concerning C&B's activities that are required to be maintained by the Company. In performing its investment advisory services to the Company, C&B is subject to the control of the officers and the Board of Directors of the Company and must perform such services in compliance with the investment objectives, policies and limitations of the Company as set forth in the Company's currently effective prospectus, statement of additional information, and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable law. Under the New Agreement, the Board continues to be responsible for making all investment decisions with respect to the Company and may elect not to follow the investment recommendations provided by C&B.

     Soft Dollars. C&B is not authorized to enter into any arrangements for receipt of brokerage, research or other benefits in connection with transactions effected on behalf of the Company and may not use commissions paid on Company portfolio transactions to obtain brokerage or research services (commonly referred to as "soft dollar arrangements").

     Proxy Voting. C&B is not responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the assets of the Company. However, pursuant to the New Agreement, on 60 days' written notice by the Company, C&B has agreed to assume responsibility for reviewing proxy solicitation materials and voting proxies.

     Valuation of Securities. C&B is responsible for (i) notifying the Company if C&B reasonably believes that the value of a security does not reflect its fair value; and (ii) providing pricing information to the Company to assist the Company (or its agents) in determining the fair value for securities for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act.

     Reporting Obligations. C&B is responsible for (i) providing regular reports to the Company's officers and Board of Directors concerning C&B's discharge of its duties and obligations under the New Agreement;

(ii) notifying the Company's chief compliance officer upon detection of any material failure to manage the assets in accordance with the Company's investment objectives and policies or any applicable law; (iii) notifying the Company in the event C&B receives notice of any action, suit or proceeding before any court or public board involving the affairs of the Company (excluding certain class action suits) or the compliance by C&B with the federal or state securities laws; and (iv) notifying the Company in the event an actual change in control of C&B resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

     Expenses. In addition to rendering investment advisory services to the Company, C&B provides, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services. The Company is responsible for payment of all its expenses other than those assumed by C&B. These Company expenses generally relate to: purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, accounting and legal services, taxes and governmental fees, printing and distributing shareholder reports, notices and proxy materials to shareholders, printing and distributing prospectuses to current shareholders, shareholders meetings, fees and expenses of directors, and insurance premiums.

     Liability. C&B is required to indemnify the Company and its affiliated and controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of C&B's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties.

     Independent Contractor. In the performance of C&B's duties, C&B is considered an independent contractor and, except as otherwise provided in the New Agreement, C&B has no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     Governing Law. The New Agreement is governed by and will be construed in accordance with the substantive laws of the Commonwealth of Pennsylvania and C&B has consented to the jurisdiction of courts, both state or federal, in Pennsylvania, with respect to any dispute under the New Agreement.

     Duration and Termination. If approved by shareholders at the Meeting, the New Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Company or C&B, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act. The New Agreement can be terminated at any time and without penalty by C&B on at least 30 days' written notice and by the Company upon a vote of its Board or upon the affirmative vote of a majority of the Company's outstanding voting securities. The New Agreement will terminate automatically upon its assignment, as such term is defined in the 1940 Act.

     Compensation. As compensation for its services under the New Agreement, the Company will pay C&B an investment advisory fee at an annual rate of fifty basis points (0.50%) (the "Fee"). The Fee is payable monthly in arrears on the last day of each month. The Fee is determined based upon the value of the assets of the Company C&B is managing at the end of the month immediately preceding the date of payment (the "Portfolio Value"). For purposes of calculating the Fee, Portfolio Value equals the market value of such assets, including cash (except as excluded below), which is computed in the same manner as that used to establish the net asset value of the Company's shares, except as noted in the following sentence. The following are excluded when calculating Portfolio Value:
(a) the value of the holdings of the Company at the applicable dates in PNC Bank Corp. (formerly PNC Financial Corporation), Pennsylvania Warehousing & Safe Deposit Company and Penn Virginia Corporation, Exxon Mobil Corporation, their successors, United States Treasury Notes, the Artisan International Fund, a portfolio of Artisans Fund, Inc., Harbor International Fund, a series of Harbor Fund, and fixed income securities; (b) the value of any cash being managed by C&B which exceeds three percent (3%) of the Portfolio Value at the applicable dates; (c) the value of the holdings of the Company at the applicable dates in such other companies as may be mutually agreed upon by the Company and C&B; and
(d) the amount of any accrued liability for the payment of taxes on the net gains from the sales of the Company's portfolio securities. In addition, in no event, shall the Fee payable for any month exceed one-twelfth (1/12) of one half of one percent (0.50%) of the Portfolio Value.

     Miscellaneous. Other material provisions of the New Agreement require C&B to: (i) maintain errors and omissions insurance coverage in an appropriate amount; (ii) act honestly, in good faith and in the best interests of the Company; (iii) maintain a Code of Ethics and notify the Board in the event of any material violation of the Code; (iv) have no arrangement with any party that would influence its decision with respect to its selection of securities recommended for purchase or sale by the Company, and that all selections and recommendations be done in accordance with what is in the best interest of the Company; and (v) be a registered investment adviser and not prohibited from performing the services contemplated by the New Agreement.

     Differences Between the Current Agreement and the New Agreement. As explained below, the fundamental difference between the New Agreement and the Current Agreement is that the New Agreement is a more comprehensive investment advisory agreement than the Current Agreement. For example, the additional provisions included in the New Agreement are (i) designed to address and memorialize certain standard practices and regulatory requirements of mutual funds and their investment advisers (e.g., brokerage transactions, the use of soft dollars, proxy voting, recordkeekping, Code of Ethics and insurance obligations) and (ii) to further delineate the duties and obligations of the Company and C&B (e.g., further expansion of C&B's obligations with respect to compliance with the Company's organizational documents, registration statement and applicable law, C&B's Board reporting obligations, C&B's liability under the New Agreement and allocation of charges and expenses between the parties). The New Agreement does not, however, alter the actual day-to-day investment program provided by C&B to the Company. C&B will still provide the Company with a non-discretionary investment program under the New Agreement and the Company's Board of Directors will still be responsible for all investment decisions with respect to the assets supervised by C&B. In addition, as described below, the revisions made to the method of computing C&B's investment advisory fee do not change the investment advisory fee rate paid under the New Agreement nor are they expected to increase the dollar amount of investment advisory fees paid to C&B as compared to the fees payable under the Current Agreement.

     The following bullet points summarize the differences between the New Agreement and the Current Agreement:

     - Restatement and expansion of C&B's duties as investment adviser to the Company, including the addition of specific requirements with respect to compliance, recordkeeping, and Board reporting. See "Investment Advisory Services" and "Reporting Obligations" above.

     - Inclusion of a provision regarding C&B's duties with respect to the valuation of portfolio securities. See "Valuation of Securities" above.

     - Restatement and expansion of C&B's duties and obligations with respect to portfolio transactions, best execution, and the use of soft dollars. See "Investment Advisory Services" and "Soft Dollars" above.

     - Inclusion of a provision setting forth the circumstances under which C&B has a duty to indemnify and hold harmless the Company. See "Liability" above.

     - Inclusion of a provision setting forth the responsibilities between the parties for reviewing proxy materials and voting proxies. See "Proxy Voting" above.

     - Inclusion of a specific provision relating to the allocation of charges and expenses between C&B and the Company. See "Expenses" above.

     - Inclusion of a specific provision relating to the status of C&B when performing its duties under the New Agreement. See "Independent Contractor" above.

     - Inclusion of specific representations, warranties and covenants in the New Agreement made by C&B to the Company. See "Miscellaneous" above.

     - Inclusion of a specific reference to the jurisdiction of governing law of the New Agreement. See "Governing Law" above.

     - Similar to the New Agreement, the Current Agreement provides that, when calculating the value of the assets of the Company that C&B is managing for purposes of determining the dollar amount of C&B's investment advisory fee ("Fee Calculation"), the value of certain holding of the Company are excluded. Because the identity of these holdings may change over time the Current Agreement (as well as the New Agreement) includes a provision that permits the Company and C&B to exclude the value of additional holdings of the Company as they may arise, subject to the mutual agreement of the parties. Accordingly, revisions have been made to the Fee Calculation under the New Agreement to exclude the value of the following holdings of the Company: Exxon Mobil, the Artisan International Fund, a portfolio of Artisans Fund, Inc., and the Harbor International Fund, a series of Harbor Fund. In addition, the parties have also excluded from the Fee Calculation under the New Agreement the value of any cash being managed by C&B which exceeds three percent (3%) of the value of the assets C&B is managing for the Company. PLEASE NOTE, HOWEVER, THAT THE INVESTMENT ADVISORY FEE RATE PAID TO C&B UNDER THE NEW AGREEMENT (FIFTY BASIS POINTS (0.50%)) IS THE SAME AS THE FEE RATE PAID UNDER THE CURRENT AGREEMENT. In addition, these revisions are not expected to increase the dollar amount of investment advisory fees paid to C&B as compared to the fees paid under the Current Agreement. See "Compensation" above.

     Board Consideration of the New Agreement. At a meeting of the Board of Directors held on March 16, 2005, the Board, including all of the Directors who are not interested persons of the Company or C&B, unanimously voted to approve the New Agreement and to recommend the approval of the New Agreement to shareholders. When considering the approval of the New Agreement, the Directors reviewed materials furnished by C&B and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In preparation for its March 16, 2005 meeting, the Board requested and received written materials from C&B. In addition, at the meeting, representatives from C&B presented additional oral and written information to the Board to help the Board evaluate C&B's fee and other aspects of the New Agreement. The following is a list of the material factors ("Material Factors") considered by the Board in connection with its review of the terms of the New Agreement: (a) the nature and quality of the services provided by C&B to the Company; (b) historical investment performance of C&B's management of the Company; and (c) the investment advisory fee being paid to C&B and C&B's profitability with respect thereto.

     The Board's Considerations With Respect to the Nature and the Quality of C&B's Services. The following is a summary of the information that was evaluated by the Board when considering the nature and quality of the services performed by C&B for the company.

     - C&B's Current Operations and Financial Condition. The Board reviewed C&B's registration statement on Form ADV (Parts I and II) and balance sheet as of December 31, 2004.

     - C&B's Investment Management Style and Investment Management
       Personnel. The Board reviewed information regarding the members of C&B's investment team that perform services for the Company and the amount of time such persons spend on Company activities as compared to other activities. Further, the Board reviewed a detailed description of the non-discretionary investment management services provided by C&B to the Company, which included C&B's investment style and stock recommendation process and a confirmation from C&B that no material changes were made with respect to the investment services or process during the past year. In addition, the Board considered C&B's oral presentation regarding the investment advisory services performed for the Company during the past year and during the time C&B has acted as an investment adviser for the Company.

     - C&B's Compliance Program. The Board reviewed a description of C&B's compliance program, a confirmation from C&B that no material compliance issues arose during the past year with respect to the services it performs for the Company and a certification from C&B's chief compliance officer certifying that C&B is in compliance with Rule 206(4)-7 of the Investment Advisers Act, which requires advisers to adopt and implement written policies and procedures reasonably designed to prevent violation of the Advisers Act.

     - Regulatory Examinations and Material Litigation. The Board considered the preliminary results of C&B's recent routine examination by the Securities and Exchange Commission and a confirmation by C&B that it was not involved in any material litigation during the past year.

     - C&B's Brokerage Practices. The Board reviewed a description of C&B's policies with respect to (i) seeking best execution on Company portfolio transactions; (ii) allocating acquisitions of securities between the Company and C&B's other clients, (iii) evaluating the execution quality of Company portfolio transactions; and (iv) allocation of the Company's brokerage among broker-dealers. In addition, C&B provided a list of the broker-dealers that executed the largest dollar amount of Company transactions during the past year and provided the amount of commissions paid to each such broker and the average commission rate per share by broker. In addition, the Board considered that C&B does not use any commissions generated from Company portfolio transactions to pay for soft dollar products.

     - Disaster Recovery Plan. The Board reviewed a summary of the disaster recovery plan C&B has implemented to address emergency situations and an indication of the results of the recent testing of the plan.

     - The Board's Personal Experience With C&B. Another factor in the Board's analysis of the quality of C&B's services was its personal experiences with C&B over the past years and its own knowledge regarding C&B's reputation, expertise and resources in financial markets. As stated above, C&B has been an investment adviser to the Company for approximately 37 years and during this time has generally met with the Company's Board monthly to review and discuss with the Board the Company's portfolio and C&B's services.

     The Board's Conclusions With Respect to the Nature and the Quality of C&B's Services. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of C&B and other information deemed relevant by the Directors, the Board concluded that the nature and quality of the services currently being performed by C&B (as well as those performed in the past) supported the Board's approval of the New Agreement.

     The Board's Considerations With Respect to the Historical Investment Performance of C&B's Management of the Company. The following is a summary of the information that was evaluated by the Board when considering the historical investment performance of C&B's management of the Company.

     - Specific Performance Record of the Company. The Board reviewed the 1-year, 3-year, 5-year and 10-year investment performance of the Company.

     - Performance Record of the Company Compared to a Relevant Index. The Board reviewed the Company's investment performance as compared to the S&P 500 Index and evaluated the fact that the Company underperformed the S&P 500 Index during its most recent fiscal year, but outperformed the S&P 500 Index during the most recent 3-year, 5-year and 10-year periods. In its written materials, C&B stated that it does not manage any accounts that it considers comparable to the Company for performance reporting purposes, therefore the Board did not consider the Company's performance information compared to other accounts managed by C&B. The Board also considered that C&B does not exercise investment discretion with respect to the Company and considered whether this may be expected to affect performance.

     - C&B's Oral Presentation on Performance. The Board considered the oral presentation by the representatives of C&B with regard to their analysis of the recent and long-term performance record of the Company and how the Company's performance compares to that of the S&P 500 Index.

     The Board's Conclusions With Respect to the Historical Investment Performance of C&B's Advisory Services to the Company. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of C&B and other information deemed relevant by the Directors, the Board concluded that the historical investment performance of C&B's advice to the Company, considering both actual performance and comparative performance, supported the Board's approval of the New Agreement.

     The Board's Considerations With Respect to the Investment Advisory Fee and C&B's Profitability. The following is a summary of the information that was evaluated by the Board when considering the investment advisory fee paid to C&B under the New Agreement and C&B's profitability on the advisory fees derived from its investment management services.

     - Contractual Advisory Fee. The Board reviewed the advisory fee rate (0.50%) payable to C&B by the Company under the New Agreement in relation to the amount of the Company's assets that C&B is managing. Through its discussions with representatives of C&B, the Board evaluated whether C&B experienced any economies of scale as a result of its advice regarding the Company's assets and, if so, whether any benefit received from these economies of scale should be shared with the Company's shareholders. As a result of these discussions, which included analysis of the relatively small amount of assets for which C&B provides advice to the Company and the fact that the amount of such assets will generally not materially increase over time due to the fact that the Company does not offer to sell its shares to the public, the Board determined that no material economies of scale were being realized by C&B through its relationship with the Company.

     - Advisory Fee Calculation. The Board also reviewed the Fee Calculation under the New Agreement to determine whether it was appropriate to exclude the value of any further Company holdings from the Fee Calculation. In its review, the Board considered that during the past year the value of the Company's holdings in Exxon Mobil, Artisan International Fund and the Harbor International Fund have been excluded from the Fee Calculation and this exclusion is reflected in the New Agreement. In addition, the Board took into consideration the provision of the New Agreement which permits the Company to exclude the value of further Company holdings in the future, subject to C&B's approval.

     - Exclusion of the Value of Certain Amounts of Cash From the Fee Calculation. The Board considered and evaluated the Fee Calculation methodology under the New Agreement in light of the new provision that excludes the value of any cash being managed by C&B which exceeds three percent (3%) of the value of the assets for which C&B provides advice to the Company. The Board concluded that the inclusion of this new provision was both reasonable and fair to the Company.

     - Review of Fees Charged to C&B's Other Accounts. The Board reviewed the information provided by C&B with respect to the investment advisory fee charged to their other clients and accounts. The Board took into consideration that the advisory fee charged to the Company was below C&B's standard fee schedule and C&B's representation that the advisory fee charged to the Company was similar to the fee charged to other C&B's clients whose assets were of a similar amount.

     - C&B's Profitability. The Board reviewed written materials provided by C&B regarding the estimated level of C&B's profitability on the investment advisory services it provided to the Company during the past year. C&B's profitability analysis took into account the estimated costs of providing the services to the Company as compared to the investment advisory fees derived from the Company for the services.

     - Other Fees and Benefits Realized by C&B. The Board took into consideration C&B's confirmation that C&B (i) received no material payments from the Company other than those paid under the Current Agreement; (ii) did not receive any indirect benefits in light of its relationship with the Company during the past year; and (iii) did not use (and, in the future, will not use) any commissions generated from Company portfolio transactions to pay for soft dollar products.

     - Other Services Provided to the Company. The Board took into consideration C&B's confirmation that C&B does not provide any other services of a material nature to the Company other than the non-discretionary investment advisory services contemplated in the New Agreement.

     The Board's Conclusions With Respect to the Investment Advisory Fee and C&B's Profitability. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of C&B and other information deemed relevant by the Directors, the Board concluded that the investment advisory fee paid to C&B under the New Agreement and C&B's profitability on the advisory fees derived from its investment management services were fair and reasonable in relation to the cost and amount of the services C&B performed for the Company and supported the Board's approval of the New Agreement.

     Board Recommendation of the New Agreement. Based on its evaluation of each Material Factor and its conclusion with respect thereto (none of which the Board concluded was all-important, controlling or determinative of its decision as compared to the other Material Factors) at its meeting on March 16, 2005, the Board, including all of the Directors who are not interested persons of the Company or C&B, unanimously: (a) concluded that the terms of the New Agreement are fair and reasonable; (b) concluded that C&B's fees are reasonable in light of the services that C&B provides to the Company; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND COOKE & BIELER, L.P.

            PROPOSAL 3: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT
   BETWEEN THE COMPANY AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

     Introduction. Currently, the Company's fixed income portfolio consists solely of U.S. Treasury and agency securities and investments in registered investment companies (Money Market Funds) that pursue a short-term fixed-income mandate and is managed by the Company's Board of Directors. During its regular monthly reviews of the Company's portfolio and its investment performance over the past year, the Company's Board of Directors has considered the possible benefits to the Company and its shareholders of engaging a specialized fixed-income manger who would take a more active and broader investment approach to the management of the portion of the Company's assets devoted to fixed-income investments. In its considerations, the Board reviewed whether the hiring of such a manager could offer the Company's shareholders the potential for increased total return on the Company's assets that are allocated to fixed-income investments. The culmination of these considerations came at the Board of Directors' meeting on March 16, 2005, where the Board considered the approval of an investment advisory agreement between the Company and Schroder Investment Management North America Inc. ("Schroder") (the "Schroder Agreement") for the purpose of having Schroder manage the portion of the Company's assets allocated to fixed-income investments. Based on the information it received at the meeting, the Board of Directors considered and approved the Schroder Agreement (which is attached hereto as Exhibit B), subject to its further approval by the Company's shareholders. AFTER CAREFUL CONSIDERATION, THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board's Consideration of the Schroder Agreement" for a discussion of the Board's considerations in making its recommendation.

     Information About the Adviser. Schroder is a Delaware corporation with its principal place of business at 875 Third Avenue, 22nd Floor, New York, NY 10022. Schroder is a wholly-owned subsidiary of Schroder U.S. Holdings Inc. ("Schroder US"), which, in turn, is a wholly-owned subsidiary of Schroder International Holdings ("SIH"). SIH is a wholly-owned subsidiary of Schroder Administration Limited ("SAL"), which, in turn, is a wholly-owned subsidiary of Schroder Holdings plc. ("Schroder Holding"). Schroder Holding is a wholly-owned subsidiary of Schroders plc. ("Schroders plc."), which is a publicly-owned holding company organized under the laws of England. Approximately 47% of the voting capital of Schroders plc. is owned by the Schroder family. Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc. and its affiliates currently engage in the asset management business, and as of December 30, 2004, had in the aggregate assets under management of approximately $204 billion.

     The address for Schroder US is the same as that for Schroder. The address for SIH, SAL, Schroder Holding and Schroders plc. is 31 Gresham Street, London EC2V 7QA, United Kingdom.

     The names of the principal executive officer and directors of Schroder and their principal occupations are listed below:

        NAME                             PRINCIPAL OCCUPATION
Peter L. Clark        Director and Chief Executive Officer
James Foster          Director and Executive Vice President
Richard R. Foulkes    Director and Deputy Chairman
Roger D. Goodchild    Director, Executive Vice President and Controller
Mark A. Hemenetz      Director and Executive Vice President
Richard Horlick       Director and Chairman
Steven S. Lear        Director and Executive Vice President
Virginie Maisonneuve  Director

     The address for each of the above individuals is 875 Third Avenue, 22nd Floor, New York, NY 10022.

     Other Mutual Fund with Similar Investment Objectives. Schroder serves as investment adviser to the following mutual fund that has investment objectives similar to those of the Company. The fund identified below, however, is managed by a different portfolio management team than the team that will manage the Company's assets under the Schroder Agreement. The following table provides comparative information on fees paid to Schroder for managing the fund with investment objectives similar to those of the Company.

     NAME OF FUND        NET ASSETS OF FUND AS
(INVESTMENT OBJECTIVE)   OF FEBRUARY 28, 2005     MANAGEMENT FEE
Schroder U.S. Core          $10,114,269.09            0.25%*
  Fixed Income Fund
  (seeks a high level
  of total return)

------------------------

* Schroder is contractually obligated to reduce its compensation and, if necessary, to pay certain other fund expenses until December 31, 2005 to the extent the fund's total annual fund operating expenses exceed the annual rate of 0.40% and 0.65% of the average daily net asset attributable to its Investor and Advisor Shares, respectively.

     Description of the Material Terms of the Schroder Agreement. The Schroder Agreement is attached to this proxy statement as Exhibit B. The description of the Schroder Agreement in this proxy statement is qualified in its entirety by reference to Exhibit B. Except as described below, the material terms of the Schroder Agreement do not differ from the material terms of the New Agreement (the new investment advisory agreement between the Company and Cooke & Bieler, L.P. discussed in Proposal 2 -- See DESCRIPTION OF THE MATERIAL TERMS OF THE NEW AGREEMENT ABOVE). The following summarizes the material differences between the material terms of the Schroder Agreement and the New Agreement.

     Investment Advisory Services. The material difference between the investment advisory services being performed by Schroder and C&B under their respective investment advisory agreements is that Schroder will provide discretionary (rather than non-discretionary) fixed-income investment advisory services to the portion of the Company's assets entrusted to Schroder under its agreement. This means that, unlike the C&B arrangement where C&B simply provides investment recommendations to the Board and the Board has the responsibility for making the investment decisions on behalf of the Company, under the Schroder Agreement, Schroder will be responsible for determining what fixed income securities will be purchased or sold by the Company. However, similar to C&B, in performing its investment advisory services to the Company, Schroder is subject to the control of the officers and the Board of Directors of the Company and must perform such services in compliance with the investment objectives, policies and limitations of the Company as set forth in the Company's currently effective prospectus, statement of additional information, and the requirements of the 1940 Act and other applicable law.

     Liability. Under the Schroder Agreement, the Company will hold Schroder and its affiliates and employees, directors, officers and partners thereof harmless and will indemnify Schroder and such other persons against all costs, expenses, liability or loss, including legal expenses which they may incur or suffer, if and to the extent such costs, expenses, liability or loss are caused by the inaccuracy or breach by the Company of the Schroder Agreement. In addition, except as a result of Schroder's or its employees' breach of the Schroder Agreement, willful misfeasance, bad faith or gross negligence, the Company has agreed to indemnify Schroder against all costs, losses, claims and expenses which may be incurred by Schroder or its employees arising out of the their acting in good faith in reliance upon an instruction given in accordance with the Schroder Agreement. Further, except as set forth below, Schroder and each of its employees, directors, officers and affiliates will not be liable for any error of judgment, mistake of law or action performed or omitted to be performed in managing the Company's assets, including, without limitation, any loss arising out of any investment or act or omission in the execution of securities transactions for such assets, to the extent that such act or omission is not the result of Schroder's breach of the Schroder Agreement, willful misfeasance, bad faith, or gross negligence.

     Under the Schroder Agreement, Schroder will indemnify and hold harmless the Company and its affiliated and control persons against all losses, damages and liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of (a) Schroder being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Company's registration statement or any written guidelines or instruction provided in writing by the Board, (b) the Company's assets' failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code, or (c) Schroder's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the Schroder Agreement.

     Compensation. As compensation for its services under the Schroder Agreement, the Company will pay Schroder an investment advisory fee at an annual rate of thirty basis points (0.30%) (the "Schroder Fee"). The Schroder Fee is payable monthly in arrears on the last day of each month. The Fee is determined based upon the value of the assets of the Company Schroder is managing ("Assets") at the end of the month immediately preceding the date of payment (the "Schroder Portfolio Value"). For purposes of calculating the Schroder Fee, Schroder Portfolio Value equals the market value of such Assets, which is computed in the same manner as that used to establish the net asset value of the Company's shares.

     Information Regarding the Compensation to be Paid to Schroder. As stated above, the Board of Directors is currently responsible for the management of the Company's assets that are allocated to fixed-income investments. The Board of Directors does not receive a fee for its management of the Company's fixed-income investments. However, if shareholders approve the Schroder Agreement, Schroder will receive an investment advisory fee, payable from the Company, as compensation for its services under the Agreement. The fee paid to Schroder will be at an annual rate of thirty basis points (0.30%) of the value of the assets Schroder is managing for the Company.

     The table below compares the Company's operating expenses for the fiscal year ended December 31, 2004 (i.e., not including the investment advisory fee proposed to be paid to Schroder) (referred to as "Current Expenses" below) with the Company's hypothetical operating expenses for the same period if the proposed fee payable to Schroder had been in place for the entire fiscal year (referred to as "Pro Forma Expenses" below).

ACTUAL COMPANY OPERATING EXPENSES
(EXPENSES DEDUCTED FROM COMPANY ASSETS)               CURRENT EXPENSES   PRO FORMA EXPENSES
Investment Advisory Fees                                   0.18%               0.21%
Other Expenses                                             0.79%               0.79%
Total Annual Fund Operating Expenses                       0.98%               1.01%

     The following hypothetical illustrates the operating expenses you would incur if you invested $10,000 in the Company for the periods shown and then redeemed all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that operating expenses remained the same:

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
CURRENT EXPENSES                                        $100     $312      $542      $1,204
PRO FORMA EXPENSES                                      $103     $321      $558      $1,239

     The purpose of the table and the example above is to assist shareholders in understanding the effect of the proposed investment advisory fee payable to Schroder on the various costs and expenses of investing in shares of the Company. The example is for comparative purposes only and does not represent the Company's actual or future expenses or return.

     Board Consideration of the Schroder Agreement. At a meeting of the Board of Directors held on March 16, 2005, the Board, including all of the Directors who are not interested persons of the Company or Schroder, unanimously approved the Schroder Agreement and to recommend the approval of the Schroder Agreement to shareholders. When considering the approval of the Schroder Agreement, the Directors reviewed materials furnished by Schroder and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In preparation for its March 16, 2005 meeting, the Board requested and received written materials from Schroder. In addition, at the meeting, representatives from Schroder presented additional oral and written information to the Board to help the Board evaluate Schroder's fee, the quality of Schroder's investment advisory services and other aspects of the Schroder Agreement. The following is a list of the material factors ("Material Factors") considered by the Board in connection with its review of the terms of the Schroder Agreement: (a) the nature and quality of the services to be performed by Schroder to the Company; (b) historical investment performance of Schroder and its investment management personnel; and
(c) the proposed investment advisory fee to be paid to Schroder.

     The Board's Considerations With Respect to the Nature and the Quality of Schroder's Services. The following is a summary of the information that was evaluated by the Board when considering the nature and quality of the services to be performed by Schroder for the Company.

     - Schroder's Current Operations and Organizational Structure. The Board reviewed Schroder's registration statement on Form ADV (Parts I and II) and information regarding the corporate structure of Schroder and its parent companies.

     - Schroder's Investment Management Experience. The Board considered a description provided by Schroder of its experience managing pooled accounts similar to the Company, including a description of the nature and amount of Schroder's total client base and the amount of assets Schroder is currently managing. The Board also took into consideration that Schroder currently has three investment sub-advisory relationships with registered investment companies totaling approximately $10.4 billion as of December 31, 2004, including the management of $446 million in a domestic fixed-income mandate.

     - Schroder's Investment Management Style and Investment Management Personnel. The Board reviewed information regarding the members of Schroder's investment team that will perform services for the Company, including a description of Schroder's compensation policy for its investment professionals. Further, the Board reviewed a detailed description of the investment management services to be provided by Schroder to the Company, which included a description of Schroder's core fixed income investment strategy and its individual bond selection process. In addition, the Board considered the oral presentations given by Schroder at its March 16, 2005, December 8, 2004 and October 21, 2004 meetings regarding the investment management philosophy that will be taken by Schroder in its management of the Company's fixed income portfolio and Schroder's experience providing investment advisory services of a similar nature to other clients and accounts. The Board also considered whether the hiring of Schroder could offer the Company's shareholders the potential for increased total return on the Company's assets that are allocated to fixed-income investments.

     - Schroder's Compliance Program. The Board reviewed a description of Schroder's compliance program and a certification from Schroder's chief compliance officer certifying that Schroder is in compliance with Rule 206(4)-7 of the Investment Advisers Act, which requires advisers to adopt and implement written policies and procedures reasonably designed to prevent violation of the Advisers Act. Further, the Board reviewed information regarding Schroder's compliance department and the systems used by Schroder to ensure compliance with applicable laws. In addition, the Board reviewed information regarding the results of an internal audit on Schroder's operations that was performed during the past year. The Board also took into account Schroder's statement that it has not encountered any problems with the compliance program it has developed with respect to its clients' accounts.

     - Insider Trading and Code of Ethics. The Board reviewed a description of the procedures Schroder currently has in place with regard to restricting its employees from trading on non-public information. In addition, the Board reviewed the Code of Ethics Schroder adopted pursuant to Rule 17j-1 under the 1940 Act and Schroder's description of the non-material violations of the Code during the past two calendar years.

     - Regulatory Actions and Material Litigation. The Board considered Schroder's description of the litigation involving its firm over the past five years and Schroder's statements that it was not currently the subject of any threatened litigation, government investigation or administrative proceeding.

     - Schroder's Brokerage Practices. The Board reviewed a description of Schroder's policies with respect to (i) seeking best execution; (ii) evaluating execution quality; (iii) allocating acquisitions of securities between Schroder's accounts; and (iv) allocation of brokerage among broker-dealers.

     - Disaster Recovery Plan. The Board reviewed a summary of the disaster recovery plan Schroder has implemented to address emergency situations.

     - Insurance Coverage. The Board reviewed information provided by Schroder regarding its insurance and fidelity bond coverage as it relates to the activities to be provided to the Company.

     - The Director's Experience With Schroder. Certain of the Company's Directors have independent experience with Schroder and the quality of the investment management services it provides through their service on other Boards of Directors. Each of these Directors considered their past positive experiences with Schroder when analyzing the expected quality of the services to be performed by Schroder for the Company.

     The Board's Conclusions With Respect to the Nature and the Quality of Schroder's Services. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of Schroder and other information deemed relevant by the Directors, the Board concluded that the nature and quality of the services expected to be performed by Schroder supported the Board's approval of the Schroder Agreement.

     The Board's Considerations With Respect to the Historical Investment Performance of Schroder and Its Investment Management Personnel. The following is a summary of the information that was evaluated by the Board when considering the historical investment performance of Schroder and its investment management personnel.

     - Schroder's Oral Presentation on its Historical Performance. The Board considered the oral presentation by representatives of Schroder with regard to the historical investment performance of Schroder's management of fixed-income portfolios for existing clients, which noted that Schroder's performance has historically been in the top 10% of similarly-situated investment advisers.

     - The Director's Experience With Schroder. As stated above, certain of the Company's Directors have independent experience with Schroder through their service on other Boards of Directors. Each of these Directors considered their positive experiences with Schroder when analyzing the historical investment performance of Schroder.

     The Board's Conclusions With Respect to the Historical Investment Performance of Schroder and Its Investment Management Personnel. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of Schroder and other information deemed relevant by the Directors, the Board concluded that the historical investment performance of Schroder and its investment management personnel, considering both recent and long-term performance and comparative performance to similar investment advisers, supported the Board's approval of the Schroder Agreement.

     The Board's Considerations With Respect to the Proposed Investment Advisory Fee to be Paid to Schroder. The following is a summary of the information that was evaluated by the Board when considering the proposed investment advisory fee to be paid to Schroder under the Schroder Agreement in relation to the expected costs and benefits received by Schroder in the performance of its investment management services.

     - Contractual Advisory Fee. The Board reviewed the advisory fee rate payable to Schroder by the Company under the Schroder Agreement in relation to the amount of the Company's assets that Schroder is expected to manage and the expected costs of providing the investment management services required by the Schroder Agreement. Through its discussions with representatives of Schroder, the Board evaluated whether Schroder expected to experience any economies of scale as a result of its management of the Company's assets and, if so, whether such benefit should be shared with the Company's shareholders. As a result of these discussions, which included analysis of the relatively small amount of assets Schroder is expected to manage for the Company (approximately $8 million) and the fact that the amount of such assets will generally not materially increase over time due to the fact that the Company does not offer to sell its shares to the public, the Board determined that no material economies of scale would be realized by Schroder through its relationship with the Company.

     - Potential for "After Fee" Return. Based on Schroder's historical investment performance and information included in Schroder's oral presentation, the Board considered the potential benefit of hiring Schroder (and paying Schroder an investment advisory fee) versus the Board continuing to manage the Company's fixed-income portfolio and not paying an advisory fee. When evaluating this potential benefit, the Board took into account that Schroder's goal in managing the Company's fixed-income portfolio was to exceed the Company's benchmark by at least 1.00%, which, if achieved, would provide the Company with a potential benefit of 0.70% after the payment of the advisory fee to Schroder.

     - Review of Fees Charged to Schroder's Other Accounts. The Board reviewed the information provided by Schroder with respect to the investment advisory fee charged to their other clients and accounts for similar services. The Board took into consideration that the advisory fee charged to the Company was below Schroder's standard fee schedule for clients of a similar asset size and investment mandate.

     - Other Fees and Benefits Realized by Schroder. The Board took into consideration that Schroder will not use any commissions generated from Company portfolio transactions to pay for soft dollar products, and that the Company does not anticipate Schroder receiving any other fees, including affiliated brokerage fees, from the Company other than the advisory fees received under the Schroder Agreement.

     - Other Services Expected to Be Provided to the Company. The Board took into consideration that the Company does not anticipate Schroder providing any other services of a material nature to the Company other than the investment advisory services contemplated in the Schroder Agreement.

     The Board's Conclusions With Respect to the Proposed Investment Advisory Fee to be Paid to Schroder. In light of its analysis of and deliberations on the information set forth above, its oral discussions with representatives of Schroder and other information deemed relevant by the Directors, the Board concluded that the proposed investment advisory fee to be paid to Schroder under the Schroder Agreement in relation to the expected costs and benefits received by Schroder in the performance of its investment management services was fair and reasonable and supported the Board's approval of the Schroder Agreement.

     Board Recommendation of the Schroder Agreement. Based on its evaluation of each Material Factor and its conclusion with respect thereto (none of which the Board concluded was all-important, controlling or determinative of its decision as compared to the other Material Factors) at its meeting on March 16, 2005, the Board, including all of the Directors who are not interested persons of the Company or Schroder, unanimously: (a) concluded that the terms of the Schroder Agreement are fair and reasonable; (b) concluded that Schroder's fee is fair and reasonable in light of the expected quality of the services that Schroder is expected to provide to the Company; and (c) agreed to approve the Schroder Agreement for an initial term of two years and to recommend the approval of the Schroder Agreement to shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

                              CERTAIN STOCKHOLDERS

     As of March 18, 2005 the following stockholders were owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                  NAME AND ADDRESS
TITLE OF                            OF BENEFICIAL
 CLASS                                  OWNER                                  NO. OF SHARES         PERCENT OF CLASS
Common         PNC Bank, sole trustee of various trusts,                          28,936                  59.25%
                 620 Liberty Ave., Pittsburgh, PA 15222

Common         PNC Bank, as co-trustee or adviser/agent of other                   4,907                  10.05%
                 accounts,
                 620 Liberty Ave., Pittsburgh, PA 15222

                             THE COMPANY'S AUDITORS

     The firm of Deloitte & Touche, LLP has been the Company's auditors for a number of years. At its regular meeting on January 21, 2005, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the period April 29, 2005 to April 12, 2006.

     Representatives of Deloitte & Touche, LLP will be present at the Meeting to have the opportunity to make a statement if they so desire, and to be available to respond to appropriate question.

     Audit Fees. The following are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements:

2004: $37,000                                    2003: $35,500

     Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Company's financial statements and are not reported under Audit Fees above.

     Tax Fees. The following are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2004: $8,500                                     2003: $18,150

     Nature of these services: Preparation of tax returns.

     All Other Fees.

2004: $13,195                                    2003: $3,500

     Nature of these services: assistance with preparation of N-SAR; research, discussions, memoranda re various matters impacting the company, and assistance with the compilation of 1099 information.

     Non-Audit Fees. The following are the aggregate non-audit fees billed in each of the last two fiscal years by the Company's principal accountant for services rendered to the Company, to the Company's investment adviser, and to any entity controlling, controlled by, or under common control with the Company's investment adviser that provides ongoing services to the Company.

2004: $9,695                                     2003: $00

     Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by Deloitte and Touche, LLP must be directly pre-approved by the Audit Committee.

     Board Consideration of Non-Audit Services. During the past fiscal year, there were no non-audit services provided by the Company's principal accountant to either the Company's investment adviser or to any entity controlling, controlled by, or under common control with the Company's investment adviser that provides ongoing services to the Company.

                                 OTHER MATTERS

     The management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $4,000.00), will be borne by the Company.

     By Order of the Board of Directors

                                                            DORANNE H. CASE
Dated: April 11, 2005                              Assistant Secretary/Treasurer

                      ------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                                                                       EXHIBIT A

                NON-DISCRETIONARY INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this _ th day of April, 2005 by and between THE FINANCE COMPANY OF PENNSYLVANIA (the "Fund"), a Pennsylvania corporation registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and COOKE & BIELER, L.P. (the "Adviser"), a Pennsylvania limited partnership with its principal place of business at 1700 Market Street Suite 3222, Philadelphia, PA 19103.

                                   WITNESSETH

     WHEREAS, the Board of Directors (the "Board") of the Fund has selected the Adviser to act as a non-discretionary investment adviser to the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Fund and the Adviser do hereby agree as follows:

          1. The Adviser's Services.

          (a) Non-Discretionary Investment Management Services. The Adviser shall act as a non-discretionary investment adviser with respect to all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"). In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund investment research, advice and supervision and shall furnish continuously recommendations for an investment program for the Assets, consistent with the investment objectives and policies of the Fund. The Adviser shall recommend to the Board, from time to time, what securities shall be purchased, what securities shall be held or sold and what portion of the Assets shall be held uninvested in cash, subject always to the provisions of the Fund's Articles of Incorporation, Amended and Restated By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. The Board shall be responsible for making all investment decisions with respect to the Fund, including the Assets, and may elect not to follow advice provided by the Adviser. The Adviser will not take any action with respect to the Assets except upon the Board's instructions and authorization. Once instructions and authorization have been provided, the Adviser shall act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Board, in its sole discretion, may establish or revise policies in connection with the management of the Fund and the Assets or to otherwise exercise its right to control the overall management of the Fund.

          (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In the performance of its duties hereunder, the Adviser further agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. When recommending portfolio securities to the Board for inclusion in or removal from the Assets and performing the Adviser's obligations hereunder, the Adviser shall take all reasonable efforts to inform the Board regarding any material effect of such actions on the Assets' compliance with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

          (c) Proxy Voting. Except under the circumstances set forth below, the Adviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the Assets. If the Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Fund. The Adviser hereby agrees that upon 60 days' written notice from the Fund, the Adviser shall assume responsibility for reviewing proxy solicitation materials and voting proxies in relation to the Assets. At such time, the Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. In addition, the Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to the Assets required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Assets, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement and shall be available without delay during any day the Fund is open for business.

          (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding the Assets, and shall, on its own initiative, furnish the Fund and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Fund if the Adviser reasonably believes that the value of any security held as part of the Assets may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Fund, its Board and/or any Fund pricing agent to assist in the determination of the fair value of those Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) Cooperation with Agents of the Fund. The Adviser agrees to cooperate with and provide reasonable assistance to the Fund, any Fund custodian or foreign sub-custodians, any Fund pricing agents and all other agents and representatives of the Fund, with respect to such information regarding the Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Fund. The Adviser shall ensure that its Access Persons (as defined in Rule 17j-1 and Rule 204A-1) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Fund with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Fund's Board. The Adviser shall respond to requests for information from the Fund as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Fund of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

          (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Fund's chief compliance officer immediately upon detection of
     (i) any material failure to manage the Assets in accordance with the Fund's investment objectives and policies or any applicable law; or (ii) any material breach of the Fund's or the Adviser's policies, guidelines or procedures. The Adviser agrees to promptly advise the Board regarding a recommendation to correct any such failure and will take such action that the Board authorizes to correct such failure. The Adviser further agrees to take such action that the Board may reasonably request in connection with any breach of the Fund's or the Adviser's policies. In addition, the Adviser shall provide a quarterly report regarding the Assets' compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. Upon request, the Adviser shall also provide the officers of the Fund with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Fund in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) Board and Filings Information. The Adviser will also provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX (if applicable), amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) Transaction Information. The Adviser shall furnish to the Fund such information concerning portfolio transactions as may be necessary to enable the Fund or its designated agent to perform such compliance testing on the Assets and the Adviser's services as the Fund may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Fund or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage.

     (a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act and the Fund's policies and procedures.

     (b) Placement of Orders. Once Board authorization and instructions have been provided, the Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser.

     In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. The Adviser is not authorized to enter into any arrangements for receipt of brokerage, research or other benefits in connection with transactions effected on behalf of the Fund and may not use commissions paid on Fund portfolio transactions to obtain brokerage or research services, as defined in Section 28(e) of the 1934 Act.

     (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

     (d) Affiliated Brokers. The Adviser or any of its affiliates may not act as broker in connection with the purchase or sale of securities or other investments for the Fund.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. Representations, Warranties and Covenants.

          (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a registered investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV Disclosure. The Adviser has provided the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Fund. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement (and any amendments or supplements thereto) and any other applicable report filed with the Commission presented to the Adviser for its review (collectively, the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Assets or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

     (e) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Fund, that would influence the decision of the Adviser with respect to its selection of securities recommended for purchase or sale by the Fund, and that all selections and recommendations shall be done in accordance with what is in the best interest of the Fund.

     (f) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Fund including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

     (g) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. Adviser's Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

     10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. Duration and Termination.

     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in
Section 10 hereof or until terminated as follows:

     (b) The Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

     (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Fund; or

     (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Fund or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund with respect to the Assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Fund by such means and in accordance with such schedule as the Fund shall direct and shall otherwise cooperate, as reasonably directed by the Fund, in the transition of portfolio asset management to any successor of the Adviser.

     12. Certain Definitions.  For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     13. Liability of the Adviser. The Adviser shall indemnify and hold harmless the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     14 Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     15. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Pennsylvania and the Adviser consents to the jurisdiction of courts, both state or federal, in Pennsylvania, with respect to any dispute under this Agreement.

     16. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                   THE FINANCE COMPANY OF PENNSYLVANIA

                                   By:
                                     -------------------------------------------
                                       Name: Charles E. Mather III
                                     Title:  President

                                   COOKE & BIELER, L.P.

                                   By:
                                     -------------------------------------------
                                       Name:
                                     Title:

                                   SCHEDULE A
                                     TO THE
                NON-DISCRETIONARY INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                      THE FINANCE COMPANY OF PENNSYLVANIA
                                      AND
                              COOKE & BIELER, L.P.

                              DATED APRIL   , 2005

     The Fund will pay the Adviser as compensation for the Adviser's services rendered, a fee, at an annual rate of fifty basis points (0.50%) payable monthly in arrears on the last day of each month (the "Fee"). The Fee will be determined based upon the value of the assets of the Company the Adviser is managing at the end of the month immediately preceding the date of payment (the "Portfolio Value"). The Portfolio Value shall equal the market value of such assets, including cash (except as excluded below), which shall be computed in the same manner as that used to establish the net asset value of Fund shares, less (a) the value of the holdings of the Fund at the applicable dates in PNC Bank Corp. (formerly PNC Financial Corporation), Pennsylvania Warehousing & Safe Deposit Company and Penn Virginia Corporation, Exxon Mobil Corporation, their successors, United States Treasury Notes, the Artisan International Fund, a portfolio of Artisans Fund, Inc., Harbor International Fund, a series of Harbor Fund and fixed income securities; (b) the value of any cash being managed by C&B which exceeds three percent (3%) of the Portfolio Value at the applicable dates;
(c) the value of the holdings of the Fund at the applicable dates in such other companies as may be mutually agreed upon by the Fund and the Adviser; and (d) the amount of any accrued liability for the payment of taxes on the net gains from the sales of the Fund's portfolio securities. In no event, shall the Fee payable for any month exceed one-twelfth ( 1/12) of one half of one percent (0.50%) of the Portfolio Value.

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this   th day of
April, 2005 by and between THE FINANCE COMPANY OF PENNSYLVANIA (the "Fund"), a Pennsylvania corporation registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. (the "Adviser"), a Delaware corporation with its principal place of business at 875 Third Avenue, 22nd Floor, New York, NY 10022.

                                   WITNESSETH

     WHEREAS, the Board of Directors (the "Board") of the Fund has selected the Adviser to act as an investment adviser to the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Fund and the Adviser do hereby agree as follows:

          1. The Adviser's Services.

          (a) Discretionary Investment Management Services. The Adviser shall act as a fixed income investment adviser with respect to all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"). In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund investment research, advice and supervision and shall furnish continuously a fixed income investment program for the Assets, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what fixed income securities shall be purchased, what securities shall be held or sold and what portion of the Assets shall be held uninvested in cash, subject always to the provisions of the Fund's Articles of Incorporation, Amended and Restated By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), to the investment objectives, policies and restrictions of the Fund as notified in writing to the Adviser from time to time and to any written instructions and directions approved by the Board and provided to the Adviser, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Board, in its sole discretion, may establish or revise policies in connection with the management of the Fund and the Assets or to otherwise exercise its right to control the overall management of the Fund.

          (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. In the performance of its duties hereunder, the Adviser further agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund's fixed income securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Assets to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) Proxy Voting. Except under the circumstances set forth below, the Adviser shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the Assets. If the Adviser receives a misdirected proxy, it shall promptly forward such misdirected proxy to the Fund. The Adviser hereby agrees that upon 60 days' written notice from the Fund, the Adviser shall assume responsibility for reviewing proxy solicitation materials and voting proxies in relation to the Assets. At such time, the Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Fund. In addition, the Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

          (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to the Assets required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Assets, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement and shall be available without delay during any day the Fund is open for business.

          (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding the Assets, and shall, on its own initiative, furnish the Fund and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Fund if the Adviser reasonably believes that the value of any security held as part of the Assets may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Fund, its Board and/or any Fund pricing agent to assist in the determination of the fair value of those Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) Cooperation with Agents of the Fund. The Adviser agrees to cooperate with and provide reasonable assistance to the Fund, any Fund custodian or foreign sub-custodians, any Fund pricing agents and all other agents and representatives of the Fund, with respect to such information regarding the Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Fund. The Adviser shall ensure that its Access Persons (as defined in Rule 17j-1 and Rule 204A-1) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Fund with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Fund's Board. The Adviser shall respond to requests for information from the Fund as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Fund of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. Information and Reporting. The Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

          (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Fund's chief compliance officer immediately upon detection of
     (i) any material failure to manage the Assets in accordance with the Fund's investment objectives and policies, the Board approved written guidelines and instructions or any applicable law; or (ii) any material breach of the Fund's or the Adviser's policies, guidelines or procedures in connection with management of the Assets. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any breach of the Fund's or the Adviser's policies. In addition, the Adviser shall provide a quarterly report regarding the Assets' compliance with the Fund's investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. Upon request, the Adviser shall also provide the officers of the Fund with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Fund in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) Board and Filings Information. The Adviser will also provide the Fund with any information reasonably requested regarding the services provided hereunder required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX (if applicable), amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) Transaction Information. The Adviser shall furnish to the Fund such information concerning portfolio transactions as may be necessary to enable the Fund or its designated agent to perform such compliance testing on the Assets and the Adviser's services as the Fund may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Fund or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. Brokerage.

          (a) Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act and the Fund's policies and procedures.

          (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. The Adviser is not authorized to enter into any arrangements for receipt of brokerage, research or other benefits in connection with transactions effected on behalf of the Fund and may not use commissions paid on Fund portfolio transactions to obtain brokerage or research services, as defined in Section 28(e) of the 1934 Act.

          (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) Affiliated Brokers. The Adviser or any of its affiliates may not act as broker in connection with the purchase or sale of securities or other investments for the Fund.

     5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund. The Assets shall be held in the custody of an entity chosen by the Fund to act as the Fund's custodian (the "Custodian"). The Fund has notified the Adviser that as of the date hereof the Custodian is PFPC Trust Co., and shall notify the Adviser in advance of any subsequent changes in the Custodian. The Fund represents and agrees that any such Custodian shall be a "qualified custodian" as defined in rule 206(4)-2 under the Advisers Act. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees. The Assets are held in the custody of the Custodian, and the Adviser shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the Custodian.

     6. Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. Representations, Warranties and Covenants.

     (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a registered investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

     (b) ADV Disclosure. The Adviser has provided the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Fund. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement (and any amendments or supplements thereto) and any other applicable report filed with the Commission presented to the Adviser for its review (collectively, the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Assets or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

     (e) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Fund, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

     (f) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Fund including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

     (g) Representations of the Adviser. The representations and warranties of the Adviser in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     (h) Representations of the Fund. The execution and delivery of this Agreement by the Fund shall constitute the representation and the warranty of the Fund (i) that it has full power and authority to enter into this Agreement,
(ii) that the terms hereof do not violate any term or condition of any document relating to the Assets or any obligation by which either the Fund or the Assets is governed or bound, whether arising by contract, operation of law or otherwise, and that the Fund has received all necessary authorizations to enter into this Agreement, (iii) that this Agreement has been duly authorized and when so executed and delivered will be binding upon the Fund, and (iv) that there are no restrictions on the ownership by the Fund or the transferability of any securities included in the Assets.

     8. Adviser's Compensation. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     9. Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

     10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     11. Other Services. The Fund understands that the Adviser, and each of its managers, members, principals, employees, directors, officers and affiliates may perform investment advisory services for clients other than the Fund; may own, purchase, or sell securities or other interests in property which are the same, similar to, or different from those which the Adviser recommends, purchases, or sells for the Fund; and in rendering investment management and advisory services to others, shall be free to give, advise, and take action in the performance of its or their duties to other clients and to take action with respect to investments in securities or other interests in property which may be the same as, or may differ from, recommendations or advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Agreement shall be deemed to impose upon the Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Adviser or its managers, members, principals, employees, directors, officers and affiliates may purchase or sell for their own accounts or for the accounts of others.

     12. Duration and Termination.

     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in
Section 10 hereof or until terminated as follows:

     (b) The Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

     (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Fund; or

     (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Directors, including a majority vote of such Directors who are not interested persons of the Fund or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to the Assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Fund by such means and in accordance with such schedule as the Fund shall direct and shall otherwise cooperate, as reasonably directed by the Fund, in the transition of portfolio asset management to any successor of the Adviser.

     13. Certain Definitions.  For the purposes of this Agreement:

     (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. Liability of the Adviser. Except as set forth below, the Adviser and each of its managers, members, principals, employees, directors, officers and affiliates shall not be liable for any error of judgment, mistake of law or action performed or omitted to be performed in managing the Assets, including, without limitation, any loss arising out of any investment or act or omission in the execution of securities transactions for the Assets, to the extent that such act or omission is not the result of the Adviser's breach of the Agreement, willful misfeasance, bad faith, or gross negligence. The Adviser shall have no responsibility with respect to any assets of the Fund other than the Assets and shall not be responsible for any indirect, consequential, special, or punitive damages or any loss incurred by reason of any act or omission of any broker or dealer, the Custodian, or other agent or service provider with respect to the Assets. The Adviser will have no responsibilities, liabilities or obligations with respect to determining whether the Fund has authority to enter into this Agreement, and is entitled to fully rely on representations of the Fund that it has received all necessary approvals and authorizations to enter into this Agreement or to grant any authority to the Adviser under this Agreement.

     To the fullest extent permitted by law and without limiting any other remedy available to the Adviser, the Fund shall hold the Adviser and any other corporation and/or partnership with which it is affiliated, directly or indirectly, and any employees, directors, officers and partners thereof harmless and shall indemnify the Adviser and any other such corporation or partnership and employees, directors, officers, and partners thereof against any and all costs, expenses, liability or loss, including legal expenses which they may incur or suffer, if and to the extent such costs, expenses, liability or loss are caused by the inaccuracy or breach by the Fund of any of the provisions of this Agreement.

     Except insofar as the same may result from the Adviser's or the Adviser's employees' breach of this Agreement, willful misfeasance, bad faith or gross negligence, the Fund agrees to indemnify the Adviser against all costs, losses, claims and expenses which may be incurred by the Adviser or its employees arising out of the Adviser or its employees acting in good faith in reliance upon an instruction given in accordance with this Agreement.

     The Adviser shall indemnify and hold harmless the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Assets' failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     Nothing in this Agreement shall be effective to constitute a waiver by the Fund of compliance with any provision of the Advisers Act, or any rule, regulation, or order thereunder.

     15. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Pennsylvania and the Adviser consents to the jurisdiction of courts, both state or federal, in Pennsylvania, with respect to any dispute under this Agreement.

     17. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                        THE FINANCE COMPANY OF PENNSYLVANIA

                                   BY:
                                     -------------------------------------------
                                       NAME:  Charles E. Mather III
                                       Title:  President

                                   SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
                                                       INC.

                                   BY:
                                     -------------------------------------------
                                       NAME:
                                       TITLE:

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                      THE FINANCE COMPANY OF PENNSYLVANIA
                                      AND
               SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

                          DATED APRIL           , 2005

     The Fund will pay the Adviser as compensation for the Adviser's services rendered, a fee, at an annual rate of 0.30% (30 basis points) payable monthly in arrears on the last day of each month (the "Fee"). The Fee will be determined based upon the value of the Assets (as defined in the Agreement) at the end of the month immediately preceding the date of payment (the "Portfolio Value"). The Portfolio Value shall equal the market value of such Assets, which shall be computed in the same manner as that used to establish the net asset value of Fund shares.

                      THE FINANCE COMPANY OF PENNSYLVANIA
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 29, 2005
--------------------------------------------------------------------------------

The undersigned hereby appoints Herbert S. Riband, Jr. and Peter Bedell or either one of them, acting singly in the absence of the other, with full power of substitution, the Proxy or Proxies of the undersigned to attend the Annual Meeting of Stockholders to be held in the Independence Room of the Downtown Club, Public Ledger Building, 11th floor S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Friday, April 29, 2005 at 11:00 A.M., local time, or any adjournments thereof, and, with all powers the undersigned would possess if present, to vote upon the following matters:

PROPOSAL  I.  ELECTION OF ONE    [ ]  FOR NOMINEE        [ ]  WITHHOLD AUTHORITY TO VOTE
  DIRECTOR:                       LISTED BELOW            FOR NOMINEE LISTED BELOW

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)
  (Instruction: To cumulate votes, write the name of the nominee in the space provided below followed by "Cumulate For")

                         NOMINEE: CHARLES E. MATHER III

                                                                   FOR       AGAINST     ABSTAIN
PROPOSAL II.  APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT BETWEEN THE COMPANY AND COOKE & BIELER, L.P.           [ ]         [ ]         [ ]
                                                                   FOR       AGAINST     ABSTAIN
PROPOSAL III.  APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
   BETWEEN THE COMPANY AND SCHRODER INVESTMENT MANAGEMENT
   NORTH AMERICA INC.                                              [ ]         [ ]         [ ]

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL LISTED ABOVE
--------------------------------------------------------------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. As to any other matter properly coming before the Meeting, said Proxies will vote this Proxy in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

                                                  ------------ Shares

                                          Dated:  -------------------- , 2005

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)
                                                  (Signature should be exactly
                                                  as name or names appear on
                                                  this Proxy. If stock is held
                                                  jointly, each holder must
                                                  sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.)

                                                   PLEASE COMPLETE, DATE,
                                                  SIGN AND RETURN PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS